UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 5, 2005

                              XYBERNAUT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                   0-15086                            54-1799851
          (Commission File Number)                  (I.R.S. Employer
                                                 Identification Number)


                                 (703) 631-6925

              (Registrant's Telephone Number, Including Area Code)


     12701 FAIR LAKES CIRCLE, FAIRFAX, VIRGINIA                    22033
      (Address of Principal Executive Offices)                   (Zip Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this Form 8-K/A Amendment No. 1 is to provide additional disclosure with respect to Item 4.02 of the Form 8-K, dated April 5, 2005 and filed by Xybernaut Corporation (the "Company") on April 11, 2005.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

As previously disclosed in the Company's Form 8-K, dated April 14, 2005 and filed April 20, 2005, Grant Thornton LLP advised the Company on April 14, 2005, that it resigned as the Company's registered independent accounting firm.

At this time, the Company is in the process of seeking to engage a new accounting firm to perform an audit of its financial statements for the fiscal year ended December 31, 2004. Upon the Company's engagement of an new accounting firm, the Company will work diligently with such new accounting firm to file its Form 10-K for such period as soon as practicable thereafter. At this time, the Company can not predict when such filing will be made.

The new accounting firm which the Company engages will also be instructed by the Company to perform re-audits of the Company's financial statements for the fiscal years ended December 31, 2002 and 2003, and perform reviews, in accordance with applicable accounting standards, of the interim periods for the quarters ended March 31, 2003, June 30, 2003, September 30, 2003, March 31, 2004, June 30, 2004 and September 30, 2004. Upon the conclusion of such re-audits and reviews, the Company shall file, as may be required, any amended Form 10-K and Form 10-Q for such periods.

The Audit Committee has discussed with Grant Thornton LLP, the Company's disclosure in the Form 8-K, dated April 5, 2005 and filed by the Company on April 11, 2005, and the press release attached thereto.

At the request of the Company, Grant Thornton LLP has furnished to the Company a letter addressed to the SEC, dated April 27, 2005, stating that it agrees with the statements contained in Item 4.02 of the Form 8-K dated April 5, 2005 and filed by the Company on April 11, 2005. A copy of that letter is attached to this Form 8-K as Exhibit 99.1 and filed herewith.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

         99.1     Letter, dated April 27, 2005, from Grant Thornton LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 28, 2005.


                                                XYBERNAUT CORPORATION



                                                By: /s/ Bruce C. Hayden
                                                    ---------------------------

                                                    Bruce C. Hayden
                                                    Senior Vice President and
                                                    Chief Financial Officer

Date: April 28, 2005